Liquidity	6 Months Ended
Mar. 31, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity

Note 2 - Liquidity

The Company has incurred recurring net cash outflows in operating activities since inception and has funded its operations primarily from public offerings. The Company had an accumulated deficit of approximately $27.0 million and $25.1 million as of March 31, 2026 and September 30, 2025, respectively. The Company had net losses of approximately $1.9 million and $1.7 million for the six months ended March 31, 2026 and 2025, respectively.

As of March 31, 2026, the Company has approximately $4.6 million of unrestricted cash. The Company will need to maintain its operating costs at a level through strict cost control and budget to ensure operating costs are minimized and will not exceed such aforementioned sources of funds to continue as a going concern for a period within 12 months after the issuance of its unaudited condensed consolidated financial statements.

The Company believes that available cash, together with the efforts from aforementioned management plan and actions will be sufficient to support its continuous operations and to meet its payment obligations when liabilities fall due within the next twelve months from the date of issuance of these unaudited condensed consolidated financial statements. As a result, no substantial doubt about the Company’s ability to continue as a going concern existed as of March 31, 2026.